                                                                     EXHIBIT 4.1

Number                                                         Shares

                            NETSOL TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS                                    CUSIP
OF THE STATE OF NEVADA


THIS CERTIFIES THAT
                                                               ----------------


Is the owner of

   FULLY PAID AND NON-ASSESSABLE 25,000,000 AUTHORIZED SHARES COMMON SHARES,
                               PAR VALUE $001, OF

                            NETSOL TECHNOLOGIES, INC.

Transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

/s/Najeeb Ghauri                                         /s/Naeem Ghauri

CORPORATE SECRETARY               COMPANY SEAL           CHIEF EXECUTIVE OFFICER

The Corporation will furnish to any stockholder upon request and without charge, a statement of the powers, designations preferences and relative participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations restriction of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such requests should be addressed to the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      -as tenants in common               UNIF GIFT MIN ACT-          Custodian
                                                                    --------           ---------
TEN ENT      -as tenants by the entireties                           (cust)             (minor)
JT TEN       -as joint tenants with right of                        under Uniform Gifts to Minors
             Survivorship and not as tenants     UNIF TRF MIN ACT-           custodian (until age     )
                                                                    --------                      ---
             In common                                               (cust)

                                                                             under Uniform Transfers
                                                                    --------
                                                                    (minor)
                                                                    to Minors Act
                                                                                 ----------------------
                                                                                        (state)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
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                                                                          Shares
of the common stock represented by the within Certificate, and do hereby irrevocably consent and appoint

                                                                        Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated:
      -----------------------

                                   X
                                     -------------------------------------------

                                   X
                                     -------------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                   OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:
   -------------------------------------
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), Pursuant to S.E.C. Rule 17Ad-15